SCHEDULE 14A
                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
              THE SECURITIES EXCHANGE ACT OF 1934 (Amendment No. 1)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement         [ ]  Confidential, For Use of the
                                              Commission Only
                                              (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                               METRO OPTICS, LTD.
                (Name of Registrant as Specified in Its Charter)

________________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

 [ ]  No fee required.
 [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

  (1) Title of each class of security to which transaction applies:

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  (2) Aggregate number of securities to which transaction applies:

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  (3) Per unit price or other underlying value of transaction  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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  (4) Proposed maximum aggregate value of transaction:

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  (5) Total fee paid:

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 [ ]  Fee paid previously with preliminary materials:

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 [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1)    Amount Previously Paid:

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  (2)    Form, Schedule or Registration Statement no.:

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  (3)    Filing Party:

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  (4)    Date Filed:

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

                               METRO OPTICS, LTD.
                         1101 Stewart Avenue, Suite 203
                           Garden City, New York 11530

                                   ----------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON FEBRUARY 13, 1998

To the Stockholders of Metro Optics, Ltd.:

      You are cordially invited to attend the Annual Meeting of Stockholders of Metro Optics, Ltd. (the "Company"), a Delaware corporation, to be held at the Company's offices at 1101 Stewart Avenue, Garden City, New York 11530 on Friday, February 13, 1998, at 10:00 a.m. local time, for the following purposes:

            1. To elect two members to the Board of Directors of the Company to serve until their respective successors are elected and qualified;

            2. To ratify and approve an amendment to the Company's Certificate of Incorporation effecting a 1 for 7 reverse stock split of the Company's outstanding Common Stock; and

            3. ratify the selection by the Company of Ives & Sultan, LLP, independent public accountants, to audit the financial statements of the Company for the year ending February 28, 1998; and

            4. To transact such other matters as may properly come before the meeting or any adjournment thereof.

      Only stockholders of record at the close of business on December 30, 1997 (the "Record Date"), are entitled to notice of and to vote at the meeting.

      A proxy statement and proxy are enclosed herewith. If you are unable to attend the meeting in person you are urged to sign, date and return the enclosed proxy promptly in the enclosed addressed envelope which requires no postage if mailed within the United States. If you attend the meeting in person, you may withdraw your proxy and vote your shares. Also enclosed herewith is the Company's Annual Report on Form 10-KSB for the fiscal year ended February 28, 1997.

                                        By Order of the Board
                                        of Directors

                                        Harris Mann, Secretary

Garden City, New York
December 30, 1997

AMENDED PROXY STATEMENT


                               METRO OPTICS, LTD.
                         1101 Stewart Avenue, Suite 203
                           Garden City, New York 11530

                                  INTRODUCTION

      This proxy statement is furnished in connection with the solicitation of proxies for use at the annual meeting ("Annual Meeting") of stockholders of Metro Optics, Ltd. (the "Company"), to be held on Friday, February 13, 1998, and at any adjournments thereof. The accompanying proxy is solicited by the Board of Directors of the Company and is revocable by the stockholder by notifying the Company's secretary at any time before it is voted, or by voting in person at the Annual Meeting. This proxy statement and accompanying proxy will be distributed to stockholders beginning on or about January 10, 1998. The principal executive offices of the Company are located at 1101 Stewart Avenue, Garden City, New York 11530, telephone (516) 227-1262.

                      OUTSTANDING SHARES AND VOTING RIGHTS

      Only stockholders of record at the close of business on December 30, 1997, are entitled to receive notice of, and vote at the Annual Meeting. As of December 30, 1997, the number and class of stock outstanding and entitled to vote at the meeting was 14,363,754 shares of common stock, $.01 par value per share ("Common Stock"). Each share of Common Stock is entitled to one vote on all matters. No other class of securities will be entitled to vote at the meeting. There are no cumulative voting rights.

      The nominees receiving the highest number of votes cast by the holders of Common Stock will be elected as the Company's directors and constitute the entire Board of Directors of the Company (sometimes hereinafter referred to as the "Board"). The affirmative vote of at least a majority of the shares represented and voting at the Annual Meeting at which a quorum is present (which shares voting affirmatively also constitute at least a majority of the required quorum) is necessary for approval of Proposal Nos. 2 and 3. A quorum is representation in person or by proxy at the Annual Meeting of a majority of the outstanding shares of the Company.

                            PROPOSALS TO SHAREHOLDERS

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

      Each nominee to the Board of Directors will serve until the next Annual Meeting of stockholders, or until his earlier resignation, removal from office, death or incapacity.

      Unless otherwise specified, the enclosed proxy will be voted in favor of the election of Kolman Brown and Harris Mann. The following information with respect to the principal occupation or employment of the nominees, the name and principal business of the corporation or other organization in which such occupation or employment is carried on and other affiliations and business experience during the past five years has been furnished to the Company by the respective nominees:

      Kolman Brown was appointed the Chairman of the Board and President of the Company in January 1995. From 1988 to the present, Dr. Brown has also acted as Chairman of the Board and President of the Company. From 1979 to 1988, Dr. Brown developed and operated the Statewide Optical chain of Vision Centers, with seventeen of such outlets optical stores located throughout New York City and Nassau County. Dr. Brown sold his interest in Statewide Optical in 1988. From 1980 to date, Dr. Brown co-developed and operates the Eye Encounter Optical chain with Dr. Harris Mann. Dr. Brown attended Fairleigh Dickinson University and received an O.D. (Doctor of Optometry) from Pennsylvania College of Optometry in May 1968.

      Harris Mann was appointed Vice-President, Secretary, Treasurer and a Director of the Company in January 1995. From 1988 to the present, Dr. Mann has also acted as Vice President, Secretary, Treasurer and a Director of the Company. From 1980 to date, Dr. Mann co-developed and operates the Eye Encounter Optical chain with Dr. Brown. Dr. Mann received a Bachelor of Science degree from the City College of New York in 1963 and an O.D. degree from the Pennsylvania College of Optometry in 1967.

THE BOARD OF DIRECTORS DEEMS PROPOSAL NO. 1 TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE "FOR" ALL OF THE ABOVE-NAMED NOMINEE DIRECTORS OF THE COMPANY.

                                 PROPOSAL NO. 2

                     RATIFICATION OF THE REVERSE STOCK SPLIT

Background

      The Company's Board of Directors unanimously authorized a reverse stock split of the Company's outstanding shares of Common Stock ("Reverse Split") pursuant to which each seven (7) outstanding shares of Common Stock will be automatically converted into one (1) share of Common Stock. The Company currently has 14,363,754 shares of Common Stock issued and outstanding. After giving effect to the Reverse Split, the Company will have 2,051,965 shares of Common Stock issued and outstanding. The Reverse Split will not change the par value of any outstanding shares of Common Stock. The Company's unissued authorized shares of Common will increase from 10,636,246 to 22,948,035. The Company has no plans to issue any of the unissued authorized shares of Common Stock in connection with the Reverse Split.

Reasons for the Reverse Split

      The primary reason for the Reverse Split is to increase the per share stock price of the Common Stock in order for the Company to be in a position to obtain a listing on the Nasdaq SmallCap Market System ("Nasdaq"), thus providing the Company with greater market exposure. Nasdaq requires a minimum bid price of $4.00 per share for an initial listing. There can be no assurance that the Company will successfully obtain a NMS listing.

      The Reverse Split will not alter the percentage interest in the Company of any shareholder, except to the extent that the Reverse Split results in a shareholder of the Company owning a fractional share. In lieu of issuing fractional shares, the Company will issue to any shareholder who otherwise would have been entitled to receive a fractional share as a result of the Reverse Split an additional full share of Common Stock.

No Right of Appraisal

      Under the General Corporation Law of the State of Delaware, the state in which the Company is incorporated, the Reverse Split does not require the Company to provide dissenting shareholders with the right of appraisal and the Company will not provide shareholders with such right.

Outstanding Warrants, Options and Preferred Stock

      Upon effectiveness of the Reverse Split, all holders of outstanding warrants, options, preferred stock, and rights calling for the issuance of Common Stock will, upon exercise or conversion of their warrants, rights, options, and/or preferred stock, will receive one seventh (1/7th) of the number of shares of Common Stock which such holders would have received prior to the Reverse Split. In addition, the exercise and conversion price of all outstanding warrants, rights, options and/or preferred stock will be increased seven fold.

THE BOARD OF DIRECTORS DEEMS PROPOSAL NO. 2 TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE "FOR" APPROVAL THEREOF.

                                 PROPOSAL NO. 3

                      RATIFICATION OF SELECTION OF AUDITORS

      The Board of Directors has appointed the firm of Ives & Sultan, LLP, as independent auditors of the Company for fiscal year 1998 subject to ratification by the stockholders.

      Audit services expected to be performed by Ives & Sultan, LLP during fiscal year 1998 will consist of the audit of financial statements of the
Company and any wholly owned subsidiaries. It is anticipated that a representative of Ives & Sultan, LLP will be present at the Annual Meeting and will be given an opportunity to make a statement if he so desires and to respond to appropriate questions.

      During the prior three years ended February 28, 1997, the Company has had no disagreements with the accountants on matters of accounting principles or practices, financial statement disclosures or auditing scope or procedure which, if not resolved to their accountant's satisfaction, would have caused them to make reference to such matters in their reports.

      The affirmative vote of at least a majority of the shares represented and voting at the Annual Meeting at which a quorum is present (which shares voting affirmatively also constitute at least a majority of the required quorum) is necessary for approval of Proposal No. 3. Under Delaware law, there are no rights of appraisal or dissenter's rights which arise as a result of a vote to ratify the selection of auditor's.

THE BOARD OF DIRECTORS DEEMS PROPOSAL NO. 3 TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE "FOR" APPROVAL THEREOF.

                             STOCKHOLDERS' PROPOSALS

      It is anticipated that the Company's 1998 Annual Meeting of Stockholders will be held in September 1998. Stockholders who seek to present proposals at the Company's next Annual Meeting of Stockholders must submit their proposals to the Secretary of the Company on or before April 30, 1998.

                                   MANAGEMENT

Directors and Officers

      The following table sets forth the names and ages of all current directors and officers of the Company and their respective positions in the Company.

Name                Age        Position
----                ---        --------

Kolman Brown        53         Chairman, President and Director

Harris Mann         56         Vice President, Secretary, Treasurer and Director


      Directors  are  elected  to  serve  until  the  next  annual   meeting  of
stockholders and until their successors have been duly elected and qualified.

Kolman Brown was appointed the Chairman of the Board and President of the Company in January 1995. From 1988 to the present, Dr. Brown has also acted as Chairman of the Board and President of the Company. From 1979 to 1988, Dr. Brown developed and operated the Statewide Optical chain of Vision Centers, with seventeen of such outlets optical stores located throughout New York City and Nassau County. Dr. Brown sold his interest in Statewide Optical in 1988. From 1980 to date, Dr. Brown co- developed and operates the Eye Encounter Optical chain with Dr. Harris Mann. Dr. Brown attended Fairleigh Dickinson University and received an O.D. (Doctor of Optometry) from Pennsylvania College of Optometry in May 1968.

Harris Mann was appointed Vice-President, Secretary, Treasurer and a Director of the Company in January 1995. From 1988 to the present, Dr. Mann has also acted as Vice President, Secretary, Treasurer and a Director of the Company. From 1980 to date, Dr. Mann co-developed and operates the Eye Encounter Optical chain with Dr. Brown. Dr. Mann received a Bachelor of Science degree from the City College of New York in 1963 and an O.D. degree from the Pennsylvania College of Optometry in 1967.

                      INFORMATION CONCERNING BOARD MEETINGS

      The Board of Directors met twice during the last fiscal year. All of the incumbent directors attended at least 75% of the Board meetings.

      The Company does not maintain standing audit, nominating and compensation committees, or committees performing similar functions.

                             EXECUTIVE COMPENSATION

      The Company's Summary Compensation Table for the years ended February 28, 1997, 1996 and 1995 is provided herein. There are no Option/SAR Grants, Aggregated Option/SAR Exercises or Fiscal Year-End Option/SAR Value Table for the years ended February 28, 1997, 1996 and 1995. There are no long-term incentive plan ("LTIP") awards, or stock option or stock appreciation rights except as discussed below.

              For the Years Ended February 28, 1997, 1996 and 1995
                       Annual Compensation Awards Payouts

                                                                 Other
Name                                                             Annual
and                                         Compen-              Compen-
Principal                 Year              sation               sation
Position                  Ended             Salary               ($)(1)
--------                  -----             -------              ------

Kolman Brown              1997                --                $1,704.19
                          1996             $19,200              $4,536.26
                          1995               --                   --

Harris Mann               1997               --                 $1,704.19
                          1996             $19,200              $4,536.26
                          1995               --                   --


(1)   Represents health insurance payment.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth, as of October 15, 1997, the record and beneficial ownership of Common Stock of the Company by each officer and director, all officers and directors as a group, and each person known to the Company to own beneficially or of record five percent or more of the outstanding shares of the Company:

                                    Shares
Officers, Directors and             Beneficially         Percent of Shares
Principal Stockholders              Owned                Beneficially Owned(1)
----------------------              -----                ---------------------

Kolman Brown                        2,066,667                   14.4%
Harris Mann                         2,066,667                   14.4%

I. Robert Altman and                2,800,008(2)                17.3%
 Arline Altman
3151 Hewlett Avenue
Merrick, NY 11566

Albert L. Dorf and                  2,800,008(2)                17.3%
 Rhona S. Dorf
1137 Bloomingdale Rd.
Philadelphia, PA 19115

Joyce Ann Parker                    2,800,008(2)                17.3%
3170 Jason Drive
Bellmore, NY 11710

Phyllis Sherman                     2,800,008(2)                17.3%
2970 Lee Place
Bellmore, NY 11710


Salvatore Monastero                 2,100,006(3)                13.3%
26 Hallock Meadow
Stony Brook, NY 11790

Bridge Industries                   2,100,006(3)                13.3%
188 East 64 Street
New York, NY 10021

FTA, LLC                            1,400,004(4)                 9.2%
1 Simonson Court
Old Brookville, NY 11545

Nolan Enterprises, LLC              7,000,000(5)                  33%
2 Wall Street
New York, NY 10005


All directors,                      4,133,334                   28.8%
executive officers
as a group (2 persons)

(1) For purposes of this table, a person or group of persons is deemed to have "beneficial ownership" of any shares of Common Stock which such person has the right to acquire within 60 days of October 15, 1997. For purposes of computing the percentage of outstanding shares of Common Stock held by each person or group of persons named above, any security which such person or persons has or have the right to acquire within such date is deemed to be outstanding but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. Except as indicated in the footnotes to this table and pursuant to applicable community property laws, the Company believes based on information supplied by such persons, that the persons named in this table have sole voting and investment power with respect to all shares of Common Stock which they beneficially own.

(2) Includes 933,336 shares of Common Stock underlying Class A Warrants and 933,336 shares of Common Stock underlying Class B Warrants. The Class A Warrants and Class B Warrants are exercisable at $.21 and $.36, respectively, and expire on February 11, 2000.


(3) Includes 700,002 shares of Common Stock underlying Class A Warrants and 700,002 shares of Common Stock underlying Class B Warrants.

(4) Includes 466,668 shares of Common Stock underlying Class A Warrants and 466,668 shares of Common Stock underlying Class B Warrants.

(5) Represents 7,000,000 warrants for the purchase of Common Stock during the five year period commencing March 1, 1997 and expiring March 1, 2000 at an exercise price of $.043 per share.

                        COMPLIANCE WITH SECTION 16(a) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      Based solely on review of Forms 3, 4 and 5 and amendments thereto furnished to the Company, there were no late reports required by Section 16(a) of the Exchange Act, nor were there any transactions that were not reported on a timely basis, as disclosed in these Forms, during the year ended February 28, 1997, nor were there known failures to file required Forms.

                                     GENERAL

      Unless contrary instructions are indicated on the proxy, all shares of Common Stock represented by valid proxies received pursuant to this solicitation (and not revoked before they are voted) will be voted FOR Proposal Nos. 1, 2 and 3.

      The Board of Directors knows of no business other than that set forth above to be transacted at the meeting, but if other matters requiring a vote of the stockholders arise, the persons designated as proxies will vote the shares of Common Stock represented by the proxies in accordance with their judgment on such matters. If a stockholder specifies a different choice on the proxy, his or her shares of Common Stock will be voted in accordance with the specification so made.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. WE URGE YOU TO FILL IN, SIGN AND RETURN THE ACCOMPANYING FORM OF PROXY IN THE PREPAID ENVELOPE PROVIDED, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

                                      By Order of the Board of Directors,

                                      Harris Mann, Secretary

Garden City, New York
December 30, 1997

                               METRO OPTICS, LTD.
           Annual Meeting of Stockholders -- Friday, February 13, 1998

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby appoints Kolman Brown and Harris Mann and each of them, with power of substitution, as proxies to represent the undersigned at the Annual Meeting of Stockholders to be held at the Company's offices at 1101 Stewart Avenue, Garden City, New York 11530 on Friday, February 13, 1998 at 10:00 a.m. local time and at any adjournment thereof, and to vote the shares of stock the undersigned would be entitled to vote if personally present, as indicated on the reverse side hereof.

      The shares represented by the proxy will be voted as directed. If no contrary instruction is given, the shares will be voted FOR Proposal Nos. 2 and 3 and for the election of Kolman Brown and Harris Mann as Directors.

Please mark boxes in blue or black ink.

1.    Proposal No. 1 - Election of Directors.

      Nominees: Kolman Brown and Harris Mann.

                                  AUTHORITY
               FOR                withheld
               all                as to all
             nominees             nominees

               [ ]                  [ ]

      For, except authority withheld as to the following nominee(s):

      ____________________________________________________________________

2.    Proposal No. 2 for the Reverse Stock Split.

               FOR                AGAINST              ABSTAIN

               [ ]                  [ ]                  [ ]


3. Proposal No. 3 for ratification of the selection of Ives & Sultan, LLP as the independent auditors of the Company.

               FOR                AGAINST              ABSTAIN

               [ ]                  [ ]                  [ ]

4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

(Please date, sign as name appears at left, and return promptly. If the stock is registered in the name of two or more persons, each should sign. When signing as Corporate Officer, Partner, Executor, Administrator, Trustee, or Guardian, please give full title. Please note any change in your address alongside the address as it appears in the Proxy.

Dated: _____________

                                  __________________________________
                                      (Signature)

                                  __________________________________
                                      (Print Name)

SIGN, DATE AND RETURN PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE